SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to

Section 13 or 15(d) of

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 9, 2004

GENOME THERAPEUTICS CORP.

(Exact name of registrant as specified in its charter)

Massachusetts	0-10824	04-2297484
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

100 Beaver Street

Waltham, Massachusetts 02453

(Address of principal executive offices, including zip code)

(781) 398-2300

(Registrant’s telephone number, including area code)

Page 1 of 4 pages.

ITEM 5. OTHER EVENTS

On January 9, 2004, Genome Therapeutics Corp. issued a press release announcing that Genome Therapeutics and Amgen Inc. have concluded their research collaboration focused on discovering and developing therapeutics for bone diseases, which is attached hereto as Exhibit 99.1.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

99.1	Press Release issued by Genome Therapeutics Corp. on January 9, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENOME THERAPEUTICS CORP.

By:	/s/ STEVEN M. RAUSCHER
Name: Steven M. Rauscher Title: President and Chief Executive Officer

Date: January 9, 2004

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by Genome Therapeutics Corp. on January 9, 2004.

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